UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 17, 2014

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

As previously reported, on January 27, 2014, a wholly-owned subsidiary of Community Health Systems, Inc. (Community Health Systems, Inc. is referred to herein as the “Company”) completed an offering of $1,000,000,000 aggregate principal amount of 5.125% Senior Secured Notes due 2021 and $3,000,000,000 aggregate principal amount of 6.875% Senior Notes due 2022 (collectively, the “Notes”) which were issued in a private placement in connection with the Company’s acquisition of Health Management Associates, Inc. (“HMA”) which acquisition was completed on such date. The Notes are guaranteed by the Company and certain wholly-owned subsidiaries of the Company. In accordance with the terms of the registration rights agreements entered into by the Company in connection with such offering, the Company and its relevant subsidiaries will be filing a Registration Statement on Form S-4 (the “S-4 Registration Statement”) with the Securities and Exchange Commission (the “SEC”) on or about September 17, 2014 with respect to an offer to exchange the Notes and related guarantees for registered notes and guarantees with substantially identical terms.

This Current Report on Form 8-K (the “Form 8-K”) includes certain financial information and updated disclosures with respect to the Company as set forth below so that, among other purposes, such financial information and updated disclosures will be incorporated by reference into the S-4 Registration Statement.

(a) Subsequent to the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC on February 26, 2014 (the “2013 10-K”), certain hospitals owned or leased by the Company as of December 31, 2013 have been classified as being held for sale during the six months ended June 30, 2014. These hospitals are comprised of one hospital in respect of which the Company entered into a definitive agreement to sell and several smaller hospitals in respect of which the Company made the decision to sell during the six months ended June 30, 2014. In connection with management’s decision to sell these facilities, the Company has classified the results of operations of the above mentioned hospitals as discontinued operations during the six months ended June 30, 2014, and has included these hospitals as held for sale on the Company’s consolidated balance sheet as of June 30, 2014. The Company is now retrospectively revising its historical financial statements included in the 2013 10-K to account for these hospitals as being held for sale and included in discontinued operations.

This Current Report on Form 8-K (the “Form 8-K”) updates the following items in the 2013 10-K in Exhibit 99.1 to this Form 8-K to reflect retrospectively the changes resulting from these discontinued operations for all periods presented:

•	Part I, Item 1. Business;

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 8. Financial Statements and Supplementary Data; and

•	Part IV, Item 15. Exhibits and Financial Statements Schedule, Exhibit 12 (Computation of Ratio of Earnings to Fixed Charges) and Schedule II – Valuation and Qualifying Accounts.

Other than as required to reflect the discontinued operations changes described above, this Form 8-K does not modify or update any other disclosures in the items in the 2013 10-K referenced above, and does not provide any update or discussion of any developments, activities, events, trends or risks related to the Company subsequent to the filing of the 2013 10-K. For more recent information regarding the Company, please see the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and information filed or furnished by the Company to the SEC since February 26, 2014.

(b) As noted above, the Company completed the acquisition of HMA on January 27, 2014 (the “HMA Acquisition”), pursuant to an agreement and plan of merger dated as of July 29, 2013, as amended. The Company provided an unaudited pro forma condensed combined balance sheet as of September 30, 2013, unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2013, and September 30, 2012, and unaudited pro forma condensed combined statements of income for the twelve months ended December 31, 2012 (and notes related thereto) with respect to the HMA Acquisition pursuant to a Current Report on Form 8-K filed by the Company on January 10, 2014.

Attached as Exhibit 99.2 is the following updated pro forma financial information (and notes related thereto) with respect to the HMA Acquisition (the “Pro Forma Financial Information”): (i) unaudited pro forma condensed combined statements of income for the twelve months ended December 31, 2013; and (ii) unaudited pro forma condensed combined statements of income for the six months ended June 30, 2014.

ITEM 9.01	Financial Statements and Exhibits

(c) Pro Forma Financial Information

The Pro Forma Financial Information is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits

The following items are included as Exhibits to this Form 8-K and incorporated herein by reference:

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	The following items from the 2013 10-K:

Part I, Item 1. Business

Part II, Item 6. Selected Financial Data

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

Part IV, Item 15. Exhibits and Financial Statements Schedule, Exhibit 12 (Computation of Ratio of Earnings to Fixed Charges) and Schedule II – Valuation and Qualifying Accounts

99.2	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2013 and for the six months ended June 30, 2014

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2014	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
President of Financial Services, Chief Financial Officer and Director (principal financial officer)

	By:	/s/ Kevin J. Hammons
Kevin J. Hammons
Senior Vice President and Chief Accounting Officer (principal accounting officer)

Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	The following items from the 2013 10-K:

Part I, Item 1. Business

Part II, Item 6. Selected Financial Data

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

Part IV, Item 15. Exhibits and Financial Statements Schedule, Exhibit 12 (Computation of Ratio of Earnings to Fixed Charges) and Schedule II – Valuation and Qualifying Accounts

99.2	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2013 and for the six months ended June 30, 2014

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase